UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2008

BALLISTIC RECOVERY SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Airport Road South St. Paul, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 457-7491

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2008, Ballistic Recovery Systems, Inc. (the “Company”) received from Edward L. Underwood a notice of resignation from the board of directors of the Company, effective immediately, due to his “continuing disagreement with the majority of the Board of Directors on the need for a higher level of oversight and strategic planning by the Board.” A copy of the notice received from Mr. Underwood is attached hereto as Exhibit 17.1, and is incorporated herein by reference. The Company has made the contents of this Current Report on Form 8-K available to Mr. Underwood.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

17.1 Notice of Resignation of Edward L. Underwood.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLISTIC RECOVERY SYSTEMS, INC.
Date: April 11, 2008	By:	/s/ Carl D. Langr

Carl D. Langr, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
17.1	Notice of Resignation of Edward L. Underwood